[NEWCOURT LOGO]


Indenture Trustee
State Street Bank & Trust Company
777 Main Street, 11th Floor
Hartford, CT 06115

Re: Newcourt Receivables Asset Trust, Series 1996-1
Re: Newcourt Receivables Asset Trust, Series 1996-2
Re: Newcourt Receivables Asset Trust, Series 1996-3

1. The Monthly Servicer Certificate for the Collection Period ended October 31, 1998 accurately reflects the Collections made during this reporting period in accordance with the Prospectus and Prospectus Supplement dated April 11, 1996 (Series 1996-1) and Prospectus Supplement dated September 17, 1996 (Series 1996-2) and Prospectus Supplement dated December 9, 1996 (Series 1996-3);

2. Newcourt Credit Group Inc., as Servicer, has complied with all of the covenants and other requirements contained in the Prospectus and Prospectus Supplement dated April 11, 1996 (Series 1996-1) and Prospectus Supplement dated September 17, 1996 (Series 1996-2) and Prospectus Supplement dated December 9, 1996 (Series 1996-3);

3. No Event of Default or Restricting Event has occurred during the reporting period and none is continuing as at the end of the reporting period.

Dated at Toronto, Ontario this 17th day of November, 1998.

Newcourt Credit Group Inc.,
as Servicer



By: /s/ Brian McLean
    -----------------------------------
    Brian McLean
    Director, Securitizations

cc. Issuer Trustee, Chemical Bank Delaware
    Underwriter, First Union Capital Markets Group
    Standard & Poor's

                                                                                                                      October 1998

Newcourt Receivables Asset Trust                                                                                      Master Trust
Monthly Servicer Certificate -- Accounts                               Collection      Reserve      Cash Collateral   Distribution
                                                                         Account       Account          Account         Account
----------------------------------------------------------------------------------------------------------------------------------
Beginning Account Balances                                                    0.00   1,509,637.62    1,014,549.35             0.00
Investment Earnings                                                      37,756.96       7,004.34        4,405.95
Deposit to Collections                                                        0.00                           0.00
Withdraw in Excess of Required Balance                                                                 (63,042.09)

COLLECTION ACCOUNT

Collections [4.3 a]                                                   9,544,252.64
Add: Servicer Advances [4.3 b]                                        1,233,496.25
Add: Liquidation Proceeds from Servicer                                       0.00
Less: Collections to reimburse Servicer Advances [4.3 c]               (535,311.68)

Less: Investment Earnings to Newcourt [4.2 e]                           (37,756.96)     (7,004.34)      (4,405.95)
----------------------------------------------------------------------------------------------------------------------------------
AVAILABLE AMOUNT                                                    (10,242,437.21)                                  10,242,537.21

PAYMENTS ON PAYMENT DATE
 (A)     Unreimbursed Servicer Advances [4.3 d i]                             0.00                                            0.00
 (B)     Servicing Fee [4.3 d ii]                                       (75,481.88)                                      75,481.88
 (C)     Amount owed to Hedging Counterparty [4.3 d iii]                      0.00                                            0.00
 (D)     Series Available Amount to each Series of Notes [4.3 d iv]                                                  10,166,955.33
     (1) Class A Interest [4.3 d iv A]                                 (697,998.23)
     (2) Class B Interest [4.3 d iv B]                                  (70,608.92)
     (3) Class A Principal [4.3 d iv C]                              (8,855,896.18)
     (4) Deposit Reserve Account [4.3 d iv D]                                 0.00           0.00
         Repayment Newcourt Advance                                           0.00     (93,114.68)
     (5) Class C Interest [4.3 d iv E]                                  (86,880.88)
     (6) Class B Principal [4.3 d iv F]                                (227,785.56)
     (7) Class C Principal [4.3 d iv G]                                (227,785.56)
     (8) Class A Accelerated Principal Payment [4.3 d iv H]                   0.00
     (9) Class B Accelerated Principal Payment [4.3 d iv I]                   0.00
    (10) Pay to Hedging Counterparty [4.3 d iv J]                             0.00
    (11) Class C Accelerated Principal Payment [4.3 d iv K]                   0.00

         Subtotal                                                             0.00

Distributions to Noteholders                                        (10,242,437.21)                                     75,481.88

Ending Balance                                                                0.00   1,416,522.93     951,507.26             0.00

Newcourt Receivables Asset Trust
Monthly Servicer Certificate -- Accounts                                                                          October 1998

                                                                            Series 1996-1      Series 1996-2     Series 1996-3
------------------------------------------------------------------------------------------------------------------------------
Beginning Account Balances
Investment Earnings
Deposit to Collections
Withdraw in Excess of Required Balance

COLLECTION ACCOUNT

Collections [4.3 a]
Add: Servicer Advances [4.3 b]
Add: Liquidation Proceeds from Servicer
Less: Collections to reimburse Servicer Advances [4.3 c]

Less: Investment Earnings to Newcourt [4.2 e]
------------------------------------------------------------------------------------------------------------------------------
AVAILABLE AMOUNT

PAYMENTS ON PAYMENT DATE
 (A)     Unreimbursed Servicer Advances [4.3 d i]
 (B)     Servicing Fee [4.3 d ii]
 (C)     Amount owed to Hedging Counterparty [4.3 d iii]
 (D)     Series Available Amount to each Series of Notes [4.3 d iv]          1,924,815.26       3,502,551.29      4,739,588.78
     (1) Class A Interest [4.3 d iv A]                                         130,267.16         258,156.68        309,574.39
     (2) Class B Interest [4.3 d iv B]                                          15,982.42          25,907.73         28,718.77
     (3) Class A Principal [4.3 d iv C]                                      1,956,650.50       3,095,175.59      3,804,070.09
     (4) Deposit Reserve Account [4.3 d iv D]                                        0.00               0.00              0.00
         Repayment Newcourt Advance
     (5) Class C Interest [4.3 d iv E]                                          19,208.62          31,680.28         35,991.98
     (6) Class B Principal [4.3 d iv F]                                         54,193.49          78,557.66         95,034.41
     (7) Class C Principal [4.3 d iv G]                                         54,193.49          78,557.66         95,034.41
     (8) Class A Accelerated Principal Payment [4.3 d iv H]                          0.00               0.00              0.00
     (9) Class B Accelerated Principal Payment [4.3 d iv I]                          0.00               0.00              0.00
    (10) Pay to Hedging Counterparty [4.3 d iv J]                                    0.00               0.00              0.00
    (11) Class C Accelerated Principal Payment [4.3 d iv K]                          0.00               0.00              0.00

         Subtotal

Distributions to Noteholders                                                 2,230,495.68       3,568,035.60      4,368,424.05

Ending Balance

Newcourt Receivables Asset Trust
Monthly Servicer Certificate--Schedules

                                                                                                              October 1998

Prior Month's Series ADCB Reconciliation                                    Series 1996-1      Series 1996-2      Series 1996-3
----------------------------------------                                    -------------      --------------     --------------
    Previous Period Current Month Series ADCB                               29,026,693.45       54,971,760.74      71,599,531.84
    Less: Previous Period's Prepayments                                        803,499.36        1,443,707.83       1,850,291.51
    Less: Previous Period's Defaults                                           107,016.23          188,688.69         241,020.77

    Prior Month Series ADCB (reported this period)                          28,116,177.86       53,339,364.22      69,508,219.56

Class A Interest Schedule                                                   Series 1996-1      Series 1996-2      Series 1996-3
-------------------------                                                   -------------      --------------     --------------
    Opening Class A Principal Balance                                       23,022,178.45       45,092,870.42      59,533,537.22
    Class A Interest Rate                                                           6.79%               6.87%              6.24%
    30/360* Class A Interest Rate                                                   0.57%               0.57%              0.52%
    Current Class A Interest Distribution                                      130,267.16          258,156.68         309,574.39
    Prior Class A Interest Arrearage                                                 0.00                0.00               0.00

    Class A Interest Due                                                       130,267.16          258,156.68         309,574.39

Class A Principal Schedule                                                  Series 1996-1      Series 1996-2      Series 1996-3
--------------------------                                                  -------------      --------------     --------------
    Opening Class A Principal Balance                                       23,022,178.45       45,092,870.42      59,533,537.22
    Prior Months Series ADCB                                                28,116,177.86       53,339,364.22      69,508,219.56
    Current Months Series ADCB                                              26,761,340.60       51,375,422.81      67,132,359.31
                                                                            -------------      --------------     --------------
                                                  Difference                 1,354,837.26        1,963,941.41       2,375,860.25
                                                  Class A Share                    92.00%              92.00%             92.00%
                                                  Scheduled Principal Due    1,246,450.28        1,806,826.10       2,185,791.43

    Current Prepayments                                                        602,222.21        1,089,730.83       1,375,808.56
    Current Defaults                                                           107,978.01          198,618.66         242,470.10

                                                  Class A Total Due          1,956,650.50        3,095,175.59       3,804,070.09

    Prior Class A Arrearage                                                          0.00                0.00               0.00

    Class A Principal Due                                                    1,956,650.50        3,095,175.59       3,804,070.09

    Class A Principal Distribution                                           1,956,650.50        3,095,175.59       3,804,070.09

    Current Class A Arrearage                                                        0.00                0.00               0.00

    Interim Class A Principal Balance after Current Distribution            21,065,527.95       41,997,694.83      55,729,467.13

    Accelerated Class A Distribution Amount                                          0.00                0.00               0.00

    Ending Class A Principal Balance after Current Distribution             21,065,527.95       41,997,694.83      55,729,467.13

Class B Interest Schedule                                                   Series 1996-1      Series 1996-2      Series 1996-3
--------------------------                                                  -------------      --------------     --------------

    Opening Class B Principal Balance                                        2,546,999.56        4,123,246.83       4,987,341.19
    Class B Interest Rate                                                           7.53%               7.54%              6.91%
    30/360*Class B Interest Rate                                                    0.63%               0.63%              0.58%
    Current Class B Interest Distribution                                       15,982.42           25,907.73          28,718.77
    Prior Class B Interest Arrearage                                                 0.00                0.00               0.00

    Class B Interest Due                                                        15,982.42           25,907.73          28,718.77


Newcourt Receivables Asset Trust
Monthly Servicer Certificate--Schedules

                                                                                                              October 1998

Class B Principal Schedule                                                  Series 1996-1      Series 1996-2      Series 1996-3
--------------------------                                                  -------------      --------------     --------------
    Opening Class B Principal Balance                                        2,546,999.56        4,123,246.83       4,987,341.19
    Prior Months Series ADCB                                                28,116,177.86       53,339,364.22      69,508,219.56
    Current Months Series ADCB                                              26,761,340.60       51,375,422.81      67,132,359.31
                                                                            -------------      --------------     --------------
                                                  Difference                 1,354,837.26        1,963,941.41       2,375,860.25
                                                  Class B Share                     4.00%               4.00%              4.00%
                                                  Scheduled Principal Due       54,193.49           78,557.66          95,034.41

    Current Prepayments                                                              0.00                0.00               0.00
    Current Defaults                                                                 0.00                0.00               0.00

                                                  Class B Total Due             54,193.49           78,557.66          95,034.41

    Prior Class B Arrearage                                                          0.00                0.00               0.00

    Class B Principal Due                                                       54,193.49           78,557.66          95,034.41

    Class B Principal Distribution                                              54,193.49           78,557.66          95,034.41

    Current Class B Arrearage                                                        0.00                0.00               0.00

    Interim Class B Principal Balance after Current Distribution             2,492,806.07        4,044,689.17       4,892,306.78

    Accelerated Class B Distribution Amount                                          0.00                0.00               0.00

    Ending Class B Principal Balance after Current Distribution              2,492,806.07        4,044,689.17       4,892,306.78

Class C Interest Schedule
-------------------------
    Opening Class C Principal Balance                                        2,546,999.56        4,123,246.83       4,987,341.19
    Class C Interest Rate                                                           9.05%               9.22%              8.66%
    30/360* Class C Interest Rate                                                   0.75%               0.77%              0.72%
    Current Class C Interest Distribution                                       19,208.62           31,680.28          35,991.98
    Prior Class C Interest Arrearage                                                 0.00                0.00               0.00
    Class C Default Rate                                                           10.05%              10.22%              9.66%
    30/360* Class C Interest Default Rate                                           0.84%               0.85%              0.81%
    Interest on Interest Arrearage                                                   0.00                0.00               0.00

    Class C Interest Due                                                        19,208.62           31,680.28          35,991.98

    Class C Interest Paid                                                       19,208.62           31,680.28          35,991.98
    Class C Interest Arrearage                                                       0.00                0.00               0.00

Class C Principal Schedule
--------------------------
    Opening Class C Principal Balance                                        2,546,999.56        4,123,246.83       4,987,341.19
    Prior Months Series ADCB                                                28,116,177.86       53,339,364.22      69,508,219.56
    Current Months Series ADCB                                              26,761,340.60       51,375,422.81      67,132,359.31
                                                                            -------------      --------------     --------------
                                                  Difference                 1,354,837.26        1,936,941.41       2,375,860.25
                                                  Class C Share                     4.00%               4.00%              4.00%
                                                  Scheduled Principal Due       54,193.49           78,557.66          95,034.41
    Prior Class C Arrearage                                                          0.00                0.00               0.00

    Class C Principal Due                                                       54,193.49           78,557.66          95,034.41

    Class C Principal Distribution                                              54,193.49           78,557.66          95,034.41

    Current Class C Arrearage                                                        0.00                0.00               0.00

    Interim Class C Principal Balance after Current Disbribution             2,492,806.07        4,044,689.17       4,892,306.78

    Accelerated Class C Distribution Amount                                          0.00                0.00               0.00

    Ending Class C Principal Balance after Current Distribution              2,492,806.07        4,044,689.17       4,892,306.78

Newcourt Receivables Asset Trust
Monthly Servicer Certificate--Schedules                            October 1998



Servicing Fee Schedule
----------------------
    Contract Pool ADCB                                                     150,963,761.64
    Servicing Rate                                                                  0.60%
    Monthly Servicing Rate                                                          0.05%
    Prior Servicing Fee Arrearage                                                    0.00
    Current Servicer Fee                                                        75,481.88
    Servicer Fee Due                                                            75,481.88
    Current Servicing Fee Arrearage                                                  0.00


Reserve Account Schedule                               Reserve Account      Series 1996-1      Series 1996-2      Series 1996-3
-------------------------                              ---------------      -------------      --------------     --------------
    Prior Month Balance                                   1,509,637.62
    Series ADCB                                         141,652,294.35
    Required Balance (Series ADCB* 1.00%)                 1,416,522.94
    Current Period Draw on Reserve                                0.00
    Required Deposits to Reserve Account                                             0.00                0.00               0.00
    Actual Deposit to Reserve Account                                                0.00                0.00               0.00
    Newcourt Advance Released from Reserve Account          (93,114.68)
    Ending Reserve Account Balance                        1,416,522.94
                                                        ---------------
Cash Collateral Account Schedule
--------------------------------

    Prior Month Balance                                   1,014,549.35
    Required Balance                                        951,507.26
    Withdraw from Cash Collateral Account                   (63,042.09)

                                                                  October 1998

Newcourt Receivables Asset Trust
Monthly Servicer Certificate - Restricting Events

Restricting Event Calculations


   (1)  Event of Default under the Servicing Agreement (Yes/No)      no

        (a) ADCB Delinquencies
            3 Month Rolling Avg. ADCB                            151,584,148

            Delinquency Ratio                                          0.72%

            Maximum Delinquency Ratio                                  2.00%

        (b) Annualized ADCB Defaulted Contracts Ratio                  0.41%

            Maximum Default Ratio                                      1.00%

        (c) Reserve plus APB Subordination                            no

        (d) Restricting Event under any Indenture                     no


Portfolio Performance Tests

                                               1 month prior  2 months prior  3 months prior  4 months prior  5 months prior
                                      Current     (yes/no)       (yes/no)       (yes/no)       (yes/no)       (yes/no)
                 Event of Default:      no          no             no             no             no             no



                                                                 Monthly      Weighted
Delinquencies                     Delinquencies     ADCB      Delinquencies    Average
                                  -------------     ----      -------------   ---------
              0    2 months prior    1,164,349   162,136,387      0.72%         0.26%
                   1 month prior     1,103,077   150,963,762      0.73%         0.24%
                   Current           1,027,193   141,652,294      0.73%         0.23%
                                                                  -----         -----
                                                                  0.72%         0.72%

                                    Delinquency Ratio:            0.72%
                                    Maximum Delinquency Ratio:    2.00%


                                                               Monthly
Charge-Offs                         Charge-Offs     ADCB       Defaults
              0                     -----------     ----       --------
                   5 months prior      90,375    198,324,941     0.05%
                   4 months prior     101,266    185,034,791     0.05%
                   3 months prior      31,603    171,863,325     0.02%
                   2 months prior      12,204    162,136,387     0.01%
                   1 month prior       26,388    150,963,762     0.02%
                   Current             80,630    141,652,294     0.06%
                                      -------  -------------     -----
                                      342,556  1,009,975,400     0.03%

                   Average ADCB                              168,329,233
                   Annualized Maximum Charge-Off Ratio:            1.00%
                                                             -----------
                   1% of Averge ADCB                           1,683,292
                   Sum of Charge-Offs *2                         685,112
                   Annualized Charge-Off Ratio:                    0.41%

Series 1996-1 Enhancement Floor
             0
                   Enhancement Floor                           2,925,889

                   Amounts on deposit in Reserve Account       1,416,523
                   Series Allocation Percentage                   18.93%
                   ADCB less Aggregate Principal Amount
                     of Class A Notes                          4,985,612
                                                               ---------
                                                               5,253,790

Series 1996-2 Enhancement Floor
             0
                   Enhancement Floor                           4,152,983

                   Amounts on deposit in the Reserve Account   1,416,523
                   Series Allocation Percentage                   34.45%
                   ADCB less Aggregate Principal Amount
                     of Class A Notes                          8,089,378
                                                               ---------
                                                               8,577,376

Series 1996-3 Enhancement Floor
             0
                   Enhancement Floor                           4,602,054

                   Amounts on deposit in the Reserve Account   1,416,523
                   Series Allocation Percentage                   46.62%
                   ADCB less Aggregate Principal Amount
                     of Class A Notes                          9,784,614
                                                              ----------
                                                              10,444,962

Newcourt Receivables Asset Trust                               October 1998
Monthly Servicer Certificate - Certificate Schedules


CERTIFICATE FACTORS

                                           Series 1996-1  Series 1996-2 Series 1996-3

                                  CUSIP#     #65118YAA5     #65118YAD9    #65118YAG2
         Class A
         --------
  Current A Balance                          21,065,528      41,997,695    55,729,467
  Initial A Balance                         119,656,814     169,810,862   188,172,873

  Certificate Factor:                       0.176049547     0.247320426   0.296161005
  Principal Factor (per thousand):         16.352186178    18.227194363  20.215826167
  Interest Factor (per thousand):           1.088673145     1.520260110   1.645159502

                                  CUSIP#     #65118YAB3     #651184AE7    #65118YAH0
         Class B
         --------

  Current B Balance                           2,492,806       4,044,689     4,892,307
  Initial B Balance                           5,202,470       7,383,081     8,181,429


  Certificate Factor:                       0.479158183     0.547832157   0.597977050
  Principal Factor (per thousand):         10.416876983    10.640227349  11.615869306
  Interest Factor (per thousand):           3.072083068     3.509067573   3.510238859


                                  CUSIP#     #65118YAC1     #651184AF4    #65118YAJ6
         Class C
         --------

  Current C Balance                           2,492,806       4,044,689     4,892,307
  Initial C Balance                           5,202,470       7,383,081     8,181,429

  Certificate Factor:                       0.479158183     0.547832157   0.597977050
  Principal Factor (per thousand):         10.416876983    10.640227349  11.615869306
  Interest Factor (per thousand):           3.692211584     4.290929512   4.399229034


DELINQUENCIES

                                                      Monthly
                       Delinquencies     ADCB      Delinquencies
                       -------------     ----      -------------
  Current              136,116,363    141,652,294     96.09%
  31-60 Days Past Due    4,508,738    141,652,294      3.18%
  61-90 Days Past Due    1,027,193    141,652,294      0.73%
